                                                                    EXHIBIT 23.1


[PRICEWATERHOUSECOOPERS LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-82507) of Popular, Inc. of our report dated February 19, 2001 relating to the financial statements, which appears on page F-29 of the 2000 Annual Report to Shareholders of Popular, Inc., which is incorporated by reference in Popular, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------------
PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico

March 16, 2001

                                                                    EXHIBIT 23.1


[PRICEWATERHOUSECOOPERS LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80169) of Popular, Inc. of our report dated February 19, 2001 relating to the financial statements, which appears on page F-29 of the 2000 Annual Report to Shareholders of Popular, Inc., which is incorporated by reference in Popular, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PRICEWATERHOUSECOOPERS LLP
--------------------------------------
PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico

March 16, 2001

                                                                    EXHIBIT 23.1

[PRICEWATERHOUSECOOPERS LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80167) of Popular, Inc. of our report dated February 19, 2001 relating to the financial statements, which appears on page F-29 of the 2000 Annual Report to Shareholders of Popular, Inc., which is incorporated by reference in Popular, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PRICEWATERHOUSECOOPERS LLP
--------------------------------------
PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico

March 16, 2001

                                                                    EXHIBIT 23.1

[PRICEWATERHOUSECOOPERS LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-94703) of Popular, Inc. of our report dated February 19, 2001 relating to the financial statements, which appears on page F-29 of the 2000 Annual Report to Shareholders of Popular, Inc., which is incorporated by reference in Popular, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PRICEWATERHOUSECOOPERS LLP
--------------------------------------
PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico

March 16, 2001